Debt	12 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Debt
Debt

June 30,	2012	2011
Domestic:
Fixed rate medium-term notes 3.50% to 6.55%, due 2018-2038	$1,175,000	$1,175,000
Fixed rate senior notes 4.875%, due 2013	225,000	225,000
Foreign:
Bank loans, including revolving credit 1% to 7.2%, due 2012-2017	589	1,380
Euro bonds 4.125%, due 2016	253,220	290,040
Japanese Yen credit facility JPY Libor plus 55 bps, due 2017	75,174	—
Japanese Yen credit facility JPY Libor plus 20 bps, due 2012	—	74,472
Other long-term debt, including capitalized leases	552	465
Total long-term debt	1,729,535	1,766,357
Less long-term debt payable within one year	225,589	75,271
Long-term debt, net	$1,503,946	$1,691,086

Principal amounts of long-term debt payable in the five years ending June 30, 2013 through 2017 are $225,589, $399, $153, $253,220 and $75,174, respectively. In 2012, the Company entered into a JPY 6 billion credit facility. Based on the Company's current rating level, the credit facility bears interest of JPY LIBOR (reset semi-annually) plus 55 basis points. Interest is paid semi-annually and any principal borrowings are due to be repaid in March 2017. The Company borrowed the full JPY 6 billion during 2012, equivalent to $73 million at the time of borrowing, and used the funds to repay the balance due on the Company's previous JPY credit facility.
Lease Commitments - Future minimum rental commitments as of June 30, 2012, under non-cancelable operating leases, which expire at various dates, are as follows: 2013-$82,652; 2014-$55,855; 2015-$35,038; 2016-$22,126; 2017-$15,769 and after 2017-$57,270.
Rental expense in 2012, 2011 and 2010 was $124,546, $118,496 and $123,582, respectively.